                                 EXHIBIT 23.2

           Consent of Independent Auditors - Coopers & Lybrand, L.L.P.



                                                              Page ____ of ____.

                        CONSENT OF INDEPENDENT AUDITORS
                        -------------------------------

We consent to the inclusion in this registration statement on Form S-4 of our report dated March 8, 1996, on our audits of the financial statements of Park Cities Bancshares, Inc. We also consent to the reference to our firm under the caption "Experts."




/s/ Coopers & Lybrand L.L.P.

November 15, 1996
Dallas, Texas





                                                              Page ____ of ____.

                                    - 23 -